UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: December 31, 2002
                                                ------------------


                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                    --------
         (State or other jurisdiction of incorporation or organization)


      0-32455                                         88-0459590
      -------                                         ----------
(Commission File Number)                  (IRS Employer Identification Number)


        400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060
        ----------------------------------------------------------------
                    (Address of principal executive offices)


                                 (713) 586-1900
                                 --------------
              (Registrant's telephone number, including area code)

Item 2.     Acquisition or Disposition of Assets.

      On December 31, 2002, Far East Energy Corporation (the "Company") acquired a significant amount of assets when its wholly owned subsidiary, Far East Montana, Inc., executed a Plan of Merger ("Agreement") with Newark Valley Oil & Gas, Inc., a Nevada corporation ("Newark") wholly owned by North American Oil and Gas, Inc. ("North American"). Newark will survive the merger and become a wholly owned subsidiary of the Company. Pursuant to the Agreement, in exchange for one hundred percent (100%) of the outstanding equity of Newark, the Company will issue 1,600,000 restricted shares of its common stock and pay $600,000 to North American in the following installments:

      a. One Hundred Thousand dollars ($100,000) payable to North American at closing, which is expected to occur within thirty (30) days from the date of the execution of the Agreement ("Closing");

      b. Two Hundred Thousand dollars ($200,000) payable five (5) months after Closing; and

      c. Three Hundred Thousand dollars ($300,000) payable twelve (12) months after Closing.

      The amount of consideration to be given and received under the Agreement was determined after negotiation between the Company and North American.

      As a result of the Agreement, the Company acquired certain undeveloped oil, gas and mineral rights and interests in approximately 147,535.10 net acres located in the eastern portion of the state of Montana. Of the total net acres, approximately 134,530.16 acres constitute federal leases, approximately 5,141.80 acres constitute state of Montana leases, and approximately 7,863.14 acres constitute freehold leases.

Item 7.     Financial Statements and Exhibits

      (a) Providing the required financial statements and the pro forma financial information associated with Item 2 above is impracticable for the Company at this time. The financial statements and the pro forma financial information will be filed by an amendment to this Form 8-K report no later than 60 days after the date this report must be filed.

      (b) The Exhibit Index preceding the exhibit is located on page 4 and incorporated herein by reference.



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



                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of January 2003.

                                    Far East Energy Corporation

                              By:   /s/ Chris Jackson
                                    Chris Jackson, Vice President of Corporate
                                    Development

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                                  EXHIBIT INDEX

Exhibit No.       Page       Description of Exhibit
----------        ----       ----------------------
2                 5          December 31, 2002 Plan of Merger
                             Between Far East Montana, Inc., Far East Energy
                             Corporation, Newark Valley Oil & Gas Inc. and North
                             American Oil & Gas Inc.

                                                            Exhibit 2

                                 PLAN OF MERGER

      THIS PLAN OF MERGER (the "Agreement") is entered into this 31st day of December, 2002, by and among Far East Montana, Inc., a Nevada corporation with offices at 400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060 ("FEM"), Far East Energy Corporation, a Nevada corporation with offices at 400
N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060 ("Far East"), Newark Valley Oil & Gas Inc., a Nevada corporation with offices at 1305-1090 West Georgia, Vancouver, B.C., Canada V6E 3V7 ("Newark"), and the owner of one hundred percent (100%) of the issued and outstanding common stock of Newark, North American Oil & Gas Inc., a Nevada corporation f/k/a American Oil & Gas Inc. with offices at 1305-1090 West Georgia, Vancouver, B.C., Canada V6E 3V7 ("North American"). (FEM, Far East, Newark and North American may hereinafter be referred to individually as a "Party" or collectively as the "Parties").

                                    Recitals

      WHEREAS, FEM is a wholly owned subsidiary of Far East and Newark is wholly owned by North American;

      WHEREAS, FEM, Far East, Newark and North American desire to effect the merger of Newark with FEM, pursuant to the terms of this Agreement, so that Newark will be a wholly owned subsidiary of Far East;

      WHEREAS, the Boards of Directors of FEM, Far East, Newark and North American, deeming it advisable and in their respective best interests, have approved the merger of Newark with FEM, upon and subject to the terms, conditions and provisions set forth in this Agreement;

      WHEREAS, for corporate law purposes, the transaction contemplated by this Agreement constitutes a merger in accordance with the Nevada Revised Statutes; and

      WHEREAS, for federal income tax purposes, FEM, Far East, Newark, and North American intend that the transaction contemplated by this Agreement shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    Agreement

      NOW, THEREFORE, in consideration of the promises, representations, and covenants described herein, and in consideration of the recitals above, which are incorporated herein by reference, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

                                    Article 1
                                     Merger

 1.1 Merger. At the Effective Time (as defined in Section 1.5 hereof), Newark shall be merged with FEM (the "Merger") pursuant to the Nevada Revised Statutes ("Corporation Law"), in accordance with this Agreement and the Merger Documents defined in Section 1.4 hereof. Thereupon, the corporate identity and existence of Newark, with all its rights, privileges, immunities, powers and purposes, shall continue unaffected and unimpaired by the Merger, and the corporate identity and existence, with all the rights, privileges, immunities, powers and purposes of FEM shall be merged with and into Newark, as the corporation surviving the Merger, and Newark shall be fully vested therewith. The separate identity, existence and corporate organization of Newark shall continue unaffected and unimpaired after the Merger becomes effective, and thereupon Newark shall continue as the surviving corporation (herein sometimes called the "Surviving Corporation")

1.2 Consideration. At Closing (as defined in Section 1.5 hereof) and in consideration of the Merger set forth in Section 1.1 above, North American agrees to transfer one hundred percent (100%) of Newark's outstanding equity ("Newark Equity") to FEM in exchange for One Million Six Hundred Thousand (1,600,000) restricted shares of common stock of Far East ("Far East Equity"), par value of $0.001 per share (the "Common Stock") to be issued to North American, and Six Hundred Thousand dollars ($600,000) in cash payable to North American in the following installments:

a.    One Hundred Thousand dollars ($100,000) payable to North American at
            Closing, as hereinafter defined;

b.    Two Hundred Thousand dollars ($200,000) payable to North American five (5)
            months after Closing; and

c.    Three Hundred Thousand dollars ($300,000) payable to North American twelve
            (12) months after Closing.

      As a result of the merger of FEM and Newark, Newark shall become a wholly-owned subsidiary of Far East. As such, Far East has agreed hereunder to be responsible, as regards North American only, for ensuring that Newark has sufficient funds to pay all of Newark's liabilities existing before the merger, as shown on Exhibit 2.2, and after the merger shall remain the responsibility of Newark. North American shall not retain any liability for the Newark liabilities as set forth on Exhibit 2.2. The obligations of Far East in this section shall not inure for the benefit of any entity not specifically a party to this Agreement.

1.3 Piggy Back Registration Rights. Far East agrees to provide North American with piggy back registration rights in connection with Eight Hundred Thousand (800,000) shares of the Far East Equity for a term of one (1) year, as set forth on Exhibit 1.3 attached hereto.

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      Upon exercise of the piggyback registration rights by North American, Far
      East and North American shall enter into an indemnification agreement containing standard indemnification provisions for the registration of securities for resale.

1.4 Filing of Merger Documents. At or before the Closing, FEM and Newark shall cause articles of merger and such other documents as are necessary under the Corporation Law (the "Merger Documents"), to be executed to effectuate the Merger under Nevada law. FEM and Newark shall file the Merger Documents with the Secretary of State of Nevada as provided in the Corporation Law upon the Closing.

1.5 Closing and Effective Time of the Merger. The Merger shall be effective as provided in the Merger Documents and upon the filing thereof with the Secretary of State of Nevada, which time may herein be referred to as the "Effective Time." The Closing of the transactions contemplated by this Agreement("Closing") shall take place simultaneously with the Effective Time, hence the filing of the Merger Documents shall occur only upon the presentation of all required schedules and documents, after the conclusion of all required due diligence, and upon satisfaction of the conditions precedent to Closing, as described in Article 5 herein. Closing shall take place at such place as the Parties hereto shall agree upon or by facsimile transmission and overnight delivery service.

1.6 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title to any property or rights of FEM acquired or to be acquired by Newark by reason of, or as a result of the Merger, the Parties agree that Far East, FEM, North American and their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of Far East, FEM, North American and Newark are fully authorized in the name and on behalf of Far East, FEM, North American and Newark, respectively, to take any and all such action.

1.7 Conversion. At the Effective Time, all of the issued and outstanding shares of capital stock of FEM and Newark shall, by virtue of the Merger and without any action on the part of any stockholder of FEM, become or be converted as follows:

        a. All of the issued common shares, $0.001 par value, of Newark as of the Closing (the "Newark Equity") shall be surrendered by North American and exchanged with FEM for One Million Six Hundred Thousand (1,600,000) restricted shares of fully paid and non-assessable Far East Common Stock, $0.001 par value ("Far East Stock").

        b. Upon completion of the conversion described in this Section 1.7, Far East will own all of the issued and outstanding capital stock of Newark, the Surviving Corporation, and which stock shall have been duly authorized and validly issued, and be fully paid and non-assessable, with no pre-emptive or other rights in the Surviving Corporation held by any person or entity.

1.8   Exchange of Certificates.


        a. At or prior to Closing, Far East shall tender stock certificate(s) evidencing the Far East Equity in the name designated by North American.

        b. At or prior to Closing, North American shall, upon surrender of certificates representing the Newark Equity, receive certificates representing the number of shares of Far East Equity determined as set forth in Section 1.7.

        c. Until the certificates representing the Newark Equity have been surrendered by North American and replaced by the Far East Stock in accordance with this Agreement, the certificates for the Newark Equity shall, for all corporate purposes, be deemed to be evidence of the right to receive the Far East Stock as set forth in this Agreement. Whether or not a certificate is surrendered, from and after the Effective Time, such certificates shall under no circumstances evidence, represent or otherwise constitute any stock or other interest whatsoever in FEM, the Surviving Corporation, or any other person, firm or corporation other than ownership interests belonging to Far East or its successors.

1.9 Deliveries. North American shall deliver at Closing the certificates representing the Newark Equity, together with any necessary endorsements and with all necessary transfer tax and other revenue stamps, acquired at the expense of North American, affixed and canceled. North American agrees to cure any deficiencies with respect to the endorsement of the certificates or other documents of conveyance with respect to the Newark Equity or with respect to the stock powers accompanying the Newark Equity. Subject to Far East's prior receipt of the certificates representing the Newark Equity in accordance with this Section 1.9, Far East shall deliver at the Closing certificates representing the Far East Stock in exchange for the Newark Equity. In the event any certificate representing the Newark Equity shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by North American claiming such certificate to be lost, stolen or destroyed and subject to such other conditions as the Board of Directors of Far East may impose, Far East shall issue in exchange for such lost, stolen or destroyed certificate the Far East Stock certificate otherwise due North American under this Agreement. When authorizing the issuance of a certificate of the Far East Stock in exchange therefor, the Board of Directors of Far East may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate to provide Far East and its transfer agent a bond or other surety in such sum as Far East may reasonably direct as indemnity against any claim that may be made with respect to the certificate alleged to have been lost, stolen or destroyed.

1.10 Tax-Free Reorganization. It is the intention of the Parties hereto that the Merger constitute a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code, by reason of the application of Section 368(a)(2)(E) of the Code, and that this Agreement and Exhibits hereto constitute a plan of reorganization. All Parties shall cooperate with one another after the closing in order to achieve a tax-free reorganization.

1.11 Tax Status. Newark, North American, FEM and Far East intend the Merger to constitute a plan of reorganization pursuant to Section 368(a)(1)(A) of the Code, as amended, provided, however, that notwithstanding this statement of intent, at the Effective Time, Newark and North American shall have deemed to have concluded that the Merger, and the transactions contemplated hereby, as currently structured and under existing tax law, will provide the tax treatment to Newark and North American desired by them, and that regardless of the actual tax outcome of the transactions, no Party shall raise such tax treatment as an impediment to the Merger.

1.12  Post-Merger Affairs.


        a. The Articles of Incorporation and Bylaws of Newark in effect immediately prior to the Merger will remain as such after the Merger without any modification or amendment as a result of the Merger.

        b. At Closing, Newark shall tender a resolution of its board of directors whereby the new officers and directors of Newark, as designated by Far East, are appointed and the current officers and directors of Newark resign.

                                    Article 2
                         Newark's Assets and Liabilities

2.1 Newark's Assets. Newark owns certain oil, gas and mineral rights and interests in approximately 147,535.10 net acres located in the state of Montana ("Oil and Gas Leases"). It is the express intention of the Parties to this Agreement that any and all assets of Newark shall remain assets of Newark, with Newark becoming a wholly owned subsidiary of Far East upon the Effective Time. All of Newark's assets are set forth on Exhibit 2.1(a) attached hereto. A Valley and Phillips Company Montana Lease Map of the Oil and Gas Leases is attached hereto and incorporated by reference as
      Exhibit 2.1(b).

2.2 Newark's Liabilities. Any and all Newark liabilities as of Closing are set forth on Exhibit 2.2 attached hereto.

                                    Article 3
                                Royalty Payments

3.1 The following is a description of the royalty interests due under the leases held by Newark in Montana, as of the date of this Agreement.

        a. A royalty interest shall be paid to the United States government equal to twelve and one-half percent (12.5%) of any production or proceeds derived from that portion of the Oil and Gas Leases which constitute federal leases.

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        b.  A royalty interest shall be paid to the State of Montana equal to twelve and one-half percent (12.5%) of any gas production or proceeds derived from that portion of the Oil and Gas Leases which constitute state of Montana leases, and equal to thirteen percent (13%) of any oil production or proceeds derived from that portion of the Oil and Gas Leases which constitute state of Montana leases.

        c. A royalty interest shall be paid to private leaseholders equal to twelve and one-half percent (12.5%) of any production or proceeds derived from that portion of the Oil and Gas Leases which constitute freehold leases.

        d. A royalty interest shall be paid to AgAMERICA, FBC equal to fourteen percent (14%) of any production or proceeds derived from that portion of the Oil and Gas Leases which constitute AgAMERICA, FBC leases.

        e. Overriding royalty interests shall be paid to Gulf Coast Oil and Gas Company, Howell Spear, John Fredlund, or their heirs and assigns, the owners of the real property in which the Oil and Gas Leases are located, as follows:

                (i) Four percent (4%) of any production or proceeds derived from all of the Oil and Gas Leases acquired by Newark from Gulf Coast Oil and Gas Company and Howell Spear prior to January 25, 2002 shall be paid to Gulf Coast Oil and Gas Company and Howell Spear;

               (ii) Two percent (2%) of any production or proceeds derived from all of the Oil and Gas Leases acquired by Newark after January 25, 2002 shall be paid to Gulf Coast Oil and Gas Company and Howell Spear; and

              (iii) One percent (1%) of any production or proceeds derived from all of the Oil and Gas Leases in Township 30 North - Range 30 East, and Township 30 North - Range 31 East shall be paid to John Fredlund.

                                    Article 4
                   Additional Financing & Right of Rescission

4.1 Far East will use its best efforts to secure additional financing in the amount of Two Million dollars ($2,000,000) within one hundred twenty (120) days from Closing. Any amounts of financing received by Far East since the date of the execution of the Letter of Intent on November 9, 2002 shall be deducted from the total Two Million dollars ($2,000,000) financing requirement of this Section 4.1. In the event such financing is not secured within one hundred twenty days (120) days of Closing, Far East shall be in default of this Agreement and subject to the terms of Section
      12.1 herein. Upon rescission of the Agreement pursuant to this Section 4.1 and Section 12.1, Far East shall take such actions as necessary to transfer all of the outstanding equity interests in Newark to North American. Furthermore, North American shall immediately return the Far East Equity, again defined as One Million Six Hundred Thousand (1,600,000) shares of restricted Common Stock to Far East. However, North American shall retain any monies tendered pursuant to Section 1.2 herein.

                                       10
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                                    Article 5
                         Conditions Precedent to Closing

5.1 Conditions to Obligations of Far East. The obligations of Far East under this Agreement are subject to the fulfillment on or prior to Closing of the following conditions:

        a. Representations and Warranties Correct. The representations and warranties made by Newark herein shall be true and correct in all material respects when made, and shall be true and correct in all material respects at Closing with the same force and effect as if they had been made on and as of Closing.

        b. Performance of Obligations. Newark shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to Closing.

        c. Opinion of Counsel. Far East shall have received an opinion of counsel to Newark and North American in a form reasonably acceptable to Far East containing all of the items set forth in Exhibit 5.1(c) attached hereto, addressed to Far East and FEM and dated as of the Closing Date.

5.2 Conditions to Obligations of Newark. The obligations of Newark under this Agreement are subject to the fulfillment on or prior to Closing of the following conditions:

        a. Representations and Warranties Correct. The representations and warranties made by Far East and FEM herein shall be true and correct in all material respects when made, and shall be true and correct in all material respects at Closing with the same force and effect as if they had been made on and as of Closing.

        b. Performance of Obligations. Far East and FEM shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to Closing.

        c. Opinion of Counsel. Newark shall have received an opinion of counsel to Far East and FEM in a form reasonably acceptable to Newark, containing all of the items set forth in Exhibit 5.2(c) attached hereto, addressed to Newark and North American, and dated as of the Closing Date.

5.3 Conditions to Obligations of FEM. The obligations of FEM under this Agreement are subject to the fulfillment on or prior to Closing of the following conditions:

        a. Representations and Warranties Correct. The representations and warranties made by Newark herein shall be true and correct in all material respects when made, and shall be true and correct in all material rspects at Closing with the same force and effect as if they had been made on and as of Closing.

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        b.  Performance of Obligations.  Newark shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to Closing.

        c. Opinion of Counsel. FEM shall have received an opinion of counsel to Newark and North American in a form reasonably acceptable to FEM containing all of the items set forth in Exhibit 5.1(c) attached hereto, addressed to FEM and Far East and dated as of the Closing Date.

5.4 Conditions to Obligations of North American. The obligations of North American under this Agreement are subject to the fulfillment on or prior to Closing of the following conditions:

        a. Representations and Warranties Correct. The representations and warranties made by Far East and FEM herein shall be true and correct in all material respects when made, and shall be true and correct in all material respects at Closing with the same force and effect as if they had been made on and as of Closing.

        b. Performance of Obligations. Far East and FEM shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to Closing.

        c. Opinion of Counsel. North American shall have received an opinion of counsel to Far East and FEM in a form reasonably acceptable to North American, containing all of the items set forth in Exhibit 5.2(c) attached hereto, addressed to North American and Newark, and dated as of the Closing Date.

                                    Article 6
                         Continuing Warranties of Newark

Newark makes the following warranties and representations:

6.1 Newark represents and warrants that it is a corporation duly incorporated and in good standing as a corporation under the laws of the State of Nevada and has all necessary corporate power and authority to engage in the business in which it is presently engaged, and it is qualified to do business as a foreign corporation in the state of Montana.

6.2 Newark represents and warrants that it is authorized to issue 50,000,000 shares of common stock and 1,000,000 shares of preferred stock. There is no outstanding preferred stock and there is one shareholder of record, North American, holding 100% of the issued and outstanding common stock.

6.3 Newark represents and warrants that there are no outstanding warrants, options, pledged or derivative securities, or any other commitment or obligation in existence relating in any manner to the Newark Equity or any other Newark security. All of the documents pursuant to which the Newark Equity was authorized to be issued to North American

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      have been provided to Far East prior to, or simultaneous with, the execution of this Agreement.

6.4 Newark represents and warrants that at the Effective Time Far East will own all of the issued and outstanding equity of Newark and, except as otherwise provided by Section 4.1 and Section 12.1, no other person or entity will have any pre-emptive or other rights to acquire any of the equity of Newark.

6.5   Newark represents and warrants that it has no subsidiaries.

6.6 Newark represents and warrants that the minutes of all of its board of directors and shareholder meetings, annual or special, or unanimous consents in lieu thereof, including related notices, waivers, and consents have been provided to Far East prior to, or simultaneous with, the execution of this Agreement.

6.7 Newark represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform all of its respective obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of Newark.

6.8 Newark represents and warrants that on or before the Effective Time, Newark shall have obtained any and all requisite shareholder approvals, if any, to perform all of its respective obligations under this Agreement, and that the Newark signatory to this Agreement has the authority to execute this Agreement on behalf of Newark.

6.9 Newark represents and warrants that it does not have any liabilities, current or contingent, in excess of $5,000 other than those identified to Far East by delivery of all those documents underlying such obligations or liabilities as set forth on Exhibit 2.2.Further, except for the assignment referred to in Section 6.14 and as otherwise authorized by Far East, the operations of Newark will not undergo any material change whatsoever, other than those described in Section 1.12 (b), from the date hereof until the date of Closing.

6.10 Newark represents and warrants that it will have provided, as of Closing, any and all records or documentation such that Far East will be capable of having Newark's operations from inception to Closing audited. Further, Newark represents and warrants that it will continue to provide, after Closing, any and all records or documentation relating to Newark such that Far East will be capable of having Newark's operations from inception to Closing audited.

6.11 Newark represents and warrants that it has not maintained insurance on its operations and assets, and that it will indemnify Far East for any claims arising out of or resulting from Newark's failure to maintain such insurance prior to Closing.

6.12 Newark represents and warrants to the best of its knowledge that there are no claims, demands, proceedings, defaults, obligations, suits, or threats of suit, seizure, or

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      foreclosure against it or any of its officers, directors or 10% or greater shareholders, and that there is no suit, action, or legal, administrative, arbitration, or other proceeding pending or threatened relating to the Newark Equity or the Oil and Gas Leases which could as of Closing adversely affect the Newark Equity or the Oil and Gas Leases or Far East's ownership of such following Closing.

6.13  Newark represents and warrants that all of its assets are set forth on
      Exhibit 2.1(a) attached hereto.

6.14 Newark represents and warrants that it will have assigned and delegated all of its rights and obligations under and relating to the Consulting and Overriding Royalty Agreement with Davis & Namson Consulting Geologists to North American prior to Closing.

6.15 Newark represents and warrants that it has no profit-sharing, stock bonus, pension, retirement, or similar deferred compensation arrangements.

6.16 Newark represents and warrants that it has no stock option plans or other incentive compensation programs.

6.17 Newark represents and warrants that it has never declared a cash dividend on its common stock and that there are no other restrictions that currently limit Newark's ability to pay dividends on its common stock other than those generally imposed by applicable state law.

6.18 Newark represents and warrants that any loan agreements to which it is a party, including related-party loans (i.e., loans from North American, loans from Newark to any officer, director or 10% or greater shareholder of Newark or North American, or loans to Newark from any officer, director or 10% or greater hareholder of Newark or North American), documents relating to any required compensating balance, guarantees by officers, directors, or principal shareholders, security agreements, pledges or mortgages, or other similar information, have been extinguished and discharged or all relative documentation has been provided to Far East prior to, or simultaneous with, the execution of this Agreement, with the exception of those liabilities set forth in Exhibit 2.2.

6.19 Newark represents and warrants that no present officer, director or 10% or greater shareholder of Newark has been charged with, or been a party to any proceeding related to, any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Securities and Exchange Commission, or any state, arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser of any felony involving fraud or deceit, including but not limited to forgery, embezzlement, obtaining money under false pretenses, larceny or conspiracy to defraud.

6.20 Except for title opinions and any legal opinions given in connection with this Agreement, Newark represents and warrants that no legal opinions have been issued to it.

6.21 Newark represents and warrants that it has no employees and therefore no outstanding obligations relating to payroll, workmen's compensation claims accrued vacation days, or other similar employee-related claims.

6.22 Newark represents and warrants that to the best of its knowledge no present officer, director or 10% or greater shareholder of Newark has had a bankruptcy petition filed by or against them as an individual, or by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

6.23 Newark represents and warrants that it has good and marketable title to all of the Oil and Gas Leases, free and clear of all mortgages, liens, pledges, encumbrances, or security interests of any nature whatsoever. To the extent applicable, the assets and operations of Newark are in good operating condition and repair and there are no existing or threatened structural or operational defects concerning such operations which would materially affect their continued use in the same manner. Newark is not in default on any lease, license, commitment, or other agreement material to any of their operations.

6.24 Newark represents and warrants that it (i) is not in violation of any applicable building, zoning, occupational safety and health, pension, environmental control or similar law, ordinance or regulation in relation to Newark's structures or equipment or the operation thereof or its business, or any fair employment, equal opportunity or similar law, ordinance or regulation, or any other law, ordinance, regulation or order applicable to Newark's business or assets, (ii) has not received any complaint from any governmental authority, and none is threatened, alleging that Newark has violated any such law, ordinance, regulation or order, (iii) has not received any notice from any governmental authority of any pending proceeding to take all or any part of Newark's properties (whether leased or owned) by condemnation or right of eminent domain and no such proceeding is threatened, (iv) is not a party to any agreement or instrument, or subject to any charter or other corporate restriction or judgment, order, writ, injunction, rule, regulation, code or ordinance, which adversely affects Newark's business, operations, prospects, properties, assets or condition, financial or otherwise, and (v) is not in violation of, and will not violate by executing this Agreement and consummating these transactions, any bankruptcy law, ruling, administrative decision, agreement, or plan to which Newark is subject.

6.25 Newark represents and warrants that to the best of its knowledge any and all authorizations, licenses, certificates and approvals or other actions by, notices to, or filings with, any governmental authority required to be obtained or made in connection with the Newark Equity, the Oil and Gas Leases, or the operations of Newark have been obtained or made, and no consent of any third party is required to be obtained for the due execution, delivery and performance of this Agreement.

6.26 Newark understands and acknowledges that the Far East Equity will not be registered under any federal or state securities laws, by virtue of exemptions thereto. Newark has such experience and knowledge in investment financial and business matters in investments similar to the Far East

      Equity that it is capable of protecting its own interest in connection therewith. Further, Newark is acquiring the Far East Equity for investment purposes only for its own account, and not on behalf of any other person nor with a view to, or for resale in connection with any distribution thereof. Newark understands that the certificates representing the Far East Equity will be stamped with a legend substantially in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

6.27 Newark represents and warrants that to the best of its knowledge any and all permits required by Newark's operations, if any, and in connection with the Oil and Gas Leases are in full force and effect and in compliance with the laws applicable to such permits, and that to the best of its knowledge Newark is in compliance with all contracts and agreements relating to the Oil and Gas Leases, and in compliance with all laws, rules and regulations of federal, state or local entities which have jurisdiction over Newark, or the Oil and Gas Leases such that any failure of compliance will not have a material adverse effect on the value of Newark or the Oil and Gas Leases.

6.28 Newark represents and warrants that copies of all material contracts (involving more than 10% of Newark's total assets) and all related-party contracts (between Newark and any officer, director, or owner, beneficially or of record, of 10% or more of Newark's issued and outstanding common stock) entered into by Newark and still in effect have been provided to Far East prior to, or simultaneous with, the execution of this Agreement.

6.29 Newark represents and warrants that as of the date of this Agreement all ad valorem, property, production, severance and similar taxes and assessments relating to Newark, its operations, or the Oil and Gas Leases, to the extent such taxes and assessments have become due and payable, have been timely paid and all applicable tax returns required to be filed have been filed and there are no claims by any applicable taxing authority pending against Newark applicable to the Oil and Gas Leases.

6.30 Newark represents and warrants that it has no ownership interest in any intellectual property, including but not limited to patents, copyrights or trademarks.

6.31 Newark represents and warrants that all royalties and similar assessments based on or measured by its ownership of the Oil and Gas Leases or the receipt of proceeds therefrom, to the extent such royalties have become due and payable, have been timely paid, and that no similar assessments are, or will be prior to January 28, 2003, outstanding and payable.

6.32 Newark represents and warrants that it is qualified to do business in the states where the Oil and Gas Leases are located.

6.33 Newark represents and warrants to the best of its knowledge that there are no material environmental problems affecting Newark or the Oil and Gas Leases.

6.34 The warranties and representations set forth in this Article are ongoing warranties and representations by Newark and shall survive the Closing.

                                    Article 7
                        Continuing Warranties of Far East

Far East makes the following warranties and representations:

7.1 Far East represents and warrants that it had a total of 45,750,500 shares of Common Stock issued and outstanding as of November 30, 2002. Far East is duly incorporated and in good standing as a corporation under the laws of the State of Nevada and has all necessary corporate power and authority to engage in the business in which it is presently engaged.

7.2 Far East represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform its obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of Far East.

7.3 Far East represents and warrants that the Far East Equity when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, will be duly authorized and validly issued, fully paid and non-assessable, and when so issued, sold and delivered, the Far East Equity shall be free and clear of all pledges, liens, encumbrances and preemptive rights.

7.4 Far East represents and warrants that until such time as it has satisfied all of its obligations to Newark pursuant to Section 1.3 and for at least a period of twelve (12) months thereafter, (i) Far East will use its best efforts to maintain Far East's listing on Over-the-Counter Bulletin Board (or on another exchange with similar trading activity) of the Far East Equity and (ii) Far East shall file with the SEC all reports that are required to be filed by the Exchange Act and the rules and regulations promulgated thereunder.

7.5 Far East represents and warrants that from the date of Closing until such time as Far East has satisfied all of its obligations to Newark pursuant to Section 1.2 hereof:

        (a) Far East will maintain Newark at all times as a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada;

        (b) Far East will, and will cause Newark to, carry on Newark's business in a prudent and reasonable manner;

        (c) Far East will cause Newark to carry insurance insuring its properties and operations; and

        (d) Far East will not, will not cause Newark to, and will not obligate itself or Newark to, sell or otherwise dispose of or pledge or otherwise encumber, any of Newark's assets except in the ordinary course of business, until Far East has fulfilled all of its obligations to North American under Section 1.2 hereof; and

        (e) Without limiting the foregoing, Far East will notify North American regarding all material developments, transactions and proposals relating to the operation of Newark and shall provide Newark with the results, including logs, of all drilling and exploration activities.

 7.6 Far East represents and warrants that, until Far East has fulfilled all of its obligations to North American under Section 1.2 hereof, it will give North American thirty (30) days' written notice prior to destroying or discarding any books, records or other data of Newark, and if North American so reasonably requests, shall allow North American, at North American's expense, an opportunity to examine, duplicate or take possession of such books, records and/or other data, prior to their being destroyed or discarded.

 7.7 Far East represents and warrants that to the extent that any consent, approval or waiver of a third party with respect to any contract, license, permit or other contract or commitment is required to effect the transactions contemplated by this Agreement, Far East shall use its best efforts to obtain such consent, approval or waiver prior to the Closing.

 7.8 Far East represents and warrants that it has obtained any and all requisite shareholder approvals to perform all of its respective obligations under this Agreement, and that the Far East signatory to this Agreement has the authority to execute this Agreement on behalf of Far East.

 7.9 Far East represents and warrants that the financial statements and SEC filings of Far East are complete and accurately reflect the financial condition of Far East, and there are no material adverse changes in the business of Far East since the date of said statements that have not already been disclosed in writing to Newark.

 7.10 Far East represents and warrants that there are no claims, demands, proceedings, defaults, obligations, suits, or threats of suit, seizure, or foreclosure against Far East other than those set forth in financial statements and SEC filings available at www.sec.gov.

 7.11 Far East represents and warrants that no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made, and no consent of any third party is required to be obtained by Far East for the due execution, delivery and performance of this Agreement.

 7.12 Far East understands and acknowledges that the Newark Equity will not be registered under any federal or state securities laws, by virtue of exemptions thereto. Far East has such experience and knowledge in investment, financial and business matters in investments similar to the Newark Equity that it is capable of protecting its own interest in connection therewith. Further, Far East is acquiring the Newark Equity for investment purposes only for its own account, and not on behalf of any other person nor with a view to, or for resale in connection with any distribution thereof. Far East understands that the certificates representing the Newark Equity will be stamped with a legend substantially in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

7.13 Far East represents and warrants that after the Closing Far East shall conduct its operations, and shall cause Newark to conduct its operations, in accordance with all applicable laws, rules and regulations.

7.14 Far East represents and warrants that after Closing Far East shall not (i) cause any transfer any of Newark's assets, (ii) transfer any of its equity ownership in Newark, or (iii) merge Newark with or into another entity or otherwise change the corporate structure of Newark, until Far East has fulfilled all of its obligations to North American under Section 1.2 hereof. Additionally, Far East represents and warrants that after Closing any amounts advanced by Far East to Newark or on behalf of Newark shall be treated as capital contributions of Far East to Newark. Except for additional shares issued to Far East for such additional capital contributions (the "Additional Newark Equity"), until Far East has satisfied all of its obligations to North American pursuant to Section 1.2 of this Agreement, Far East represents and warrants that it shall not allow and shall not cause Newark to issue any additional shares of stock. Furthermore, Far East represents and warrants that in the event of a termination of this Agreement pursuant to Section 4.1, Far East shall return to North American all of the issued and outstanding shares of Newark without any additional consideration.

7.15 The warranties and representations set forth in this Article are ongoing warranties and representations by Far East and shall survive the Closing.

                                    Article 8
                     Continuing Warranties of North American

North American makes the following warranties and representations:

8.1 North American represents and warrants that it is duly incorporated and in good standing as a corporation under the laws of the State of Nevada and has all necessary corporate power and authority to engage in the business in which it is presently engaged.

 8.2 North American represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform its obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of North American.

8.3 North American represents and warrants that as of Closing, it has good and marketable title to all of the Newark Equity, free and clear of all mortgages, liens, pledges, encumbrances, or security interests of any nature whatsoever. North American also agrees not to sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of, or any interest in, the Newark Equity, until the date of Closing.

8.4 North American represents and warrants that to the extent that any consent approval or waiver of a third party with respect to any contract, license, permit or other contract or commitment is required to effect the transactions contemplated by this Agreement, North American shall use its best efforts to obtain such consent, approval or waiver prior to the Closing.

8.5   North American understands and acknowledges that, except as provided by
      Section 1.3, the Far East Equity will not be registered under any federal or state securities laws, by virtue of exemptions thereto. North American has such experience and knowledge in investment, financial and business matters in investments similar to the Far East Equity that it is capable of protecting its own interest in connection therewith. Further, North American is acquiring the Far East Equity for investment purposes only for its own account, and not on behalf of any other person nor with a view to, or for resale in connection with any distribution thereof. North American understands that, unless the Far East Equity is registered pursuant to
      Section 1.3, the certificates representing the Far East Equity will be stamped with a legend substantially in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

8.6 The warranties and representations set forth in this Article are ongoing warranties and representations by North American and shall survive the Closing.

8.7 Furthermore, North American represents and warrants that in the event of a termination of this Agreement pursuant to Section 4.1, North American shall return to Far East all of the Far East Equity without any additional consideration.

                                    Article 9
                          Continuing Warranties of FEM

FEM makes the following warranties and representations:

9.1 FEM represents and warrants that it has a total of 1,000 shares of Common Stock issued and outstanding as of the date of this Agreement. FEM is duly incorporated and in good standing as a corporation under the laws of the State of Nevada and has all necessary corporate power and authority to engage in the business in which it is presently engaged.

9.2 FEM represents and warrants that it is authorized to issue 100,000,000 shares of common stock and, as of the date of this Agreement, there are no outstanding shares of preferred stock and Far East is the sole shareholder of record, holding 100% of the issued and outstanding common stock.

9.3 FEM represents and warrants that it has the full right, power, legal capacity, and authority to enter into, and perform its obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of FEM.

9.4 FEM represents and warrants that it has obtained any and all requisite shareholder approvals to perform all of its respective obligations under this Agreement, and that the FEM signatory to this Agreement has the authority to execute this Agreement on behalf of FEM.

9.5 FEM represents and warrants that it owns no assets and that it has not incurred any liabilities since inception.

9.6 FEM represents and warrants that there are no claims, demands, proceedings, defaults, obligations, suits, or threats of suit, seizure, or foreclosure against FEM.

9.7 The warranties and representations set forth in this Article are ongoing warranties and representations by FEM and shall survive the Closing.

                                   Article 10
                                  Finder's Fee

10.1 Newark, Far East and FEM represent and warrant that any finder's fees payable to any entity from Newark, Far East or FEM in connection with this Agreement shall be the responsibility of the entity with whom it contracted.

                                   Article 11
                                  Due Diligence

11.1 The Parties hereby acknowledge and agree that prior to the execution of this Agreement they have conducted due diligence necessary and commercially customary for this Agreement and the transactions contemplated by it.

11.2 The Parties hereby agree after the Closing to assist and cooperate in good faith with each other on a timely basis in providing any information or documents, or executing any documents, to fulfill any Party's reasonable requests or requirements in connection with the transactions contemplated by this Agreement.

                                   Article 12
                                 Default & Cure

12.1 In the event a Party fails or refuses to perform any of its obligations under this Agreement in a timely manner, then the other Parties, or any one of them, shall give notice to such other Party of default hereunder. Said notice shall set forth with sufficient specificity and particularity the details of said default. The Party to whom said default notice is given shall have thirty (30) days from the date of the delivery of the notice to either (a) cure the deficiencies set forth in the notice or (b) give written reply to the notice setting forth with particularity the reasons for the nonexistence of default or inability to cure the default(s). In the event the Party receiving notice of default does not cure such default or set forth reasons for the nonexistence of default by thirty (30) calendar days from the date of delivery of the notice, the defaulting Party will be deemed in breach of this Agreement.

12.2 Upon breach of this Agreement, the non-breaching Parties shall have the right to rescind this Agreement and the transactions contemplated by it. In the event this Agreement is rescinded in accordance with this Section 12.1, the Parties shall take such actions as necessary to give effect to such rescission.

12.3 The representations set forth in this Article are ongoing representations and shall survive the Closing.

12.4 The remedies set forth in this Section 12.1 are not exclusive and the Parties to this Agreement shall be entitled, notwithstanding the remedies set forth in this Section 12.1, to any and all other remedies available at law or otherwise.

12.5 In the event of default by Far East or FEM, any and all monies expended on behalf of Newark shall be forfeited by Far East and FEM.

                                   Article 13
                                 Indemnification

13.1 Newark and North American shall indemnify and hold Far East, FEM, and their respective management harmless with respect to any liabilities, losses, damages, costs or expenses (including reasonable legal fees and expenses) incurred by Far East or FEM, directly or indirectly, which are occasioned by, caused by or result out of (a) any issuance of any shares of the capital stock of Newark prior to Closing, or (b) Newark's or North American's breach of any of the terms, representations or warranties of this Agreement, including but not limited to the statement of liabilities set forth on Exhibit 2.2. This indemnification shall survive the Closing.

13.2 Far East and FEM shall indemnify and hold Newark, North American, and their respective management harmless with respect to any liabilities, losses, damages, costs or expenses (including reasonable legal fees and expenses) incurred by Newark or North American, directly or indirectly, which are occasioned by, caused by or result out of Far East's or FEM's breach of any of the terms of this Agreement. This indemnification shall survive the Closing.

                                   Article 14
                             Professional Assistance
14.1 The Parties hereby acknowledge that they have had a full opportunity to seek legal, financial and tax assistance of their own choosing prior to the execution of this Agreement, and that they have done so, or have expressly waived their right to such assistance and counsel.

                                   Article 15
                                      Costs

15.1 All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and consummation of the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

                                   Article 16
                                 Securities Laws

16.1 The Parties hereby agree and acknowledge that the transfer of securities pursuant to this Agreement shall constitute an exempt isolated transaction and the restricted securities received in such transfer and exchange do not have to be registered under federal or state securities laws and regulations, except as otherwise provided in Section 1.3.

                                   Article 17
                                Tax Free Exchange

17.1 It is the express intention of the Parties that this Agreement and the transactions contemplated by it be treated to the extent possible as a tax-free reorganization within the meaning of Section 368(a) of the Code (and regulations thereto), as amended, and the Parties agree to undertake such activities as reasonably required to obtain such treatment.

                                   Article 18
                                  Miscellaneous

18.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter herein , and supercedes all prior negotiations, correspondence, understandings and agreements among the Parties hereto respecting the subject matter hereof.

18.2 Headings. The article and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

18.3 Amendment and Modification; Waiver of Compliance. Subject to applicable law, this Agreement may be amended, modified, and supplemented only by written agreement signed by all of the Parties. Any failure by any Party to this Agreement to comply with any obligation, covenant, agreement, or condition contained herein may be expressly waived in writing by the other Parties hereto, but such waiver or failure to insist upon strict compliance shall not operate as a wavier of, or estoppel with respect to any subsequent or other failure.

18.4 Counterparts & Facsimile. This Agreement and its exhibits may be executed simultaneously in one or more counterparts or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.5 Rights of Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties to it and their respective heirs, legal representatives, successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons not a party to this Agreement, nor shall any provision give any such third persons any right of subrogation or action over or against any Party to this Agreement.

18.6 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of all of the Parties hereto and their respective successors and permitted assigns.

18.7 Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach of it, shall be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment on the award rendered may be entered in any court having jurisdiction.

18.8 Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without reference to the conflict of laws principles thereof. In the event any dispute regarding this Agreement arises between the Parties and is not resolved at arbitration, such dispute shall be brought in a proper jurisdiction located within Dallas County, Texas.

18.9 Notices. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered by and, overnight courier, telefax, or mailed certified or registered mail with postage prepaid, to the addresses set forth below:

If to Far East:                 Far East Energy Corporation
                                400 N. Sam Houston Parkway East, Suite 205
                                Houston, Texas 77060
                                Attention: Jawaharlal Gondi, CEO

        With copies to:         Woltjen Law Firm
                                4144 N. Central Expwy., Suite 410
                                Dallas, Texas 75204
                                Attention: Kevin S. Woltjen

If to FEM:                      Far East Energy Corporation
                                400 N. Sam Houston Parkway East, Suite 205
                                Houston, Texas 77060
                                Attention: Bill Jackson, President

If to Newark:                   Newark Valley Oil & Gas Inc.
                                1305-1090 West Georgia
                                Vancouver, B.C., Canada V6E 3V7
                                Attention: Nick DeMare, President

        With copies to:         Dill Dill Carr Stonbraker & Hutchings P.C.
                                455 Sherman Street, Suite 300
                                Denver, Colorado 80203
                                Attention: Craig Stoner

If to North American:           North American Oil & Gas Inc.
                                1305-1090 West Georgia
                                Vancouver, B.C., Canada V6E 3V7
                                Attention: Nick DeMare, President

18.10 Joint Effort to Prepare. This Agreement has been prepared by the joint efforts of the attorneys of all of the signatories to this Agreement and shall not be construed against any particular Party. Should any provision of this Agreement require judicial interpretation, the Parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one Party by reason of the rule of construction that a document is to be more strictly construed against the Party who itself or through its agents prepared the same, it being agreed that the Parties hereto and their respective agents have participated in the preparation hereof.

      In Witness Whereof, the signatures of the Parties below evidence their approval, acceptance and acknowledgment of the terms contained in this Agreement.


"Far East"- Far East Energy Corporation       "FEM"- Far East Montana, Inc.


  /s/ Bill Jackson                             /s/ Bill Jackson
--------------------------                    ---------------------------
By: Bill Jackson, President                   By: Bill Jackson, President


"Newark" - Newark Valley Oil & Gas Inc.

/s/ Nick DeMare
--------------------------
By: Nick DeMare, President


"North American" - North American Oil & Gas Inc.

/s/ Nick DeMare, President
--------------------------
By: Nick DeMare, President

                                  EXHIBIT INDEX



Exhibit No.           Description of Exhibit
----------            ----------------------
Exhibit 1.3           Piggy Back Registration Rights
Exhibit 2.1(a)        Assets of Newark Valley Oil & Gas Inc.
Exhibit 2.1(b)        Valley & Phillips Company Montana Lease Map of the Oil and
                      Gas Leases
Exhibit 2.2           Liabilities of Newark Valley Oil & Gas Inc.
Exhibit 5.1(c)        Closing Opinion of Dill Dill Carr Stonbraker & Hutchings
                      P.C.
Exhibit 5.2(c)        Closing Opinion of Woltjen Law Firm